Exhibit 99.1

                       Navigators Reports Record Earnings;
                               Net Income Up 25%


    NEW YORK--(BUSINESS WIRE)--Aug. 2, 2005--The Navigators Group, Inc. (NAVG:NASDAQ) reported record quarterly net income of $11,280,000 for the 2005 second quarter compared to $9,037,000 for the 2004 second quarter, an increase of 25%. Net income per share was $0.88 for the 2005 second quarter compared to $0.71 for the 2004 second quarter based on diluted average shares outstanding of 12,853,000 and 12,647,000, respectively.
    The 2005 second quarter net income includes a net realized capital gain of $0.02 per share compared to a net realized capital loss of $0.01 per share in the 2004 second quarter.
    Gross written premium and net written premium for the 2005 second quarter were $190,133,000 and $93,257,000, respectively, increases of 18% and 27% from the comparable 2004 periods. The 2004 second quarter net written premium was net of approximately $7 million of ceded reinsurance premium for a quota share reinsurance treaty not renewed on March 31, 2005.
    Net income for the six month period ended June 30, 2005 was $20,979,000 or $1.64 per share, compared to $17,950,000 or $1.42 per share for the six month period ended June 30, 2004. Included in these results were net realized capital gains of $0.03 per share and $0.02 per share for the six months ended June 30, 2005 and 2004, respectively.
    Gross written premium and net written premium for the six month period ended June 30, 2005 were $407,129,000 and $210,347,000, respectively, increases of 14% and 24% from the comparable 2004 periods.
    The combined loss and expense ratios for the 2005 second quarter and six month period were 91.6% and 91.3%, respectively, compared to 88.8% for both comparable 2004 periods.
    The 2005 second quarter net income includes a $0.05 per share benefit from the receipt of a $900,000 non-recurring profit commission from quota share reinsurers as a result of a subrogation recovery on aviation run-off business that was fully reinsured. The profit commission is recorded as a reduction to commission expense and reduced the combined loss and expense ratio for the 2005 second quarter by 1.0 expense ratio point.
    The combined loss and expense ratios for the 2004 second quarter and six month period were favorably impacted by 1.9 and 2.7 loss ratio points, respectively, for a redundancy of prior year loss reserves in our Lloyd's operations.
    Navigators' Chief Executive Officer, Stan Galanski, commented, "We are pleased with our 2005 year-to-date underwriting results. While rate levels have generally flattened for most of our specialty product lines, overall market conditions remain favorable. We believe in the ability of our seasoned underwriting teams to respond to profitable opportunities in their respective niches. Claims activity remains at a level that is consistent with our expectations, including minimal involvement from the July Gulf Coast hurricanes."
    Consolidated cash flow from operations for the 2005 second quarter and six month period ended June 30, 2005 was $50,716,000 and $115,906,000, respectively, compared to $66,427,000 and $93,160,000 for the comparable 2004 periods. The 2005 second quarter cash flow from operations includes approximately $8 million related to the subrogation recovery collected on behalf of quota share reinsurers which has been recorded as other liabilities on the balance sheet.
    Net investment income for the 2005 second quarter and six month period was $8,961,000 and $16,583,000, respectively, increases of 35% and 32% from the 2004 comparable periods. The pre-tax investment yields for the 2005 second quarter and six month period were 3.9% and 3.7%, respectively, compared to 3.6% and 3.5% for the comparable 2004 periods.
    Stockholders' equity was $352,073,000 or $27.55 per share at June 30, 2005 compared to $328,578,000 or $25.96 per share at December 31, 2004. Statutory surplus of Navigators Insurance Company was $244,346,000 at June 30, 2005.
    The Company will hold a conference call on Wednesday, August 3, 2005 starting at 8:30 a.m. ET to discuss the second quarter's results. To access the call domestically, please dial 1-800-299-8538 using confirmation code 88570645. Internationally, the call may be accessed by dialing 617-786-2902 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the August 3rd Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.



             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)

                         Three  Months  Ended     Six Months Ended
                              June 30,                 June 30,
                      ----------------         ----------------
Financial Highlights    2005     2004  Change    2005    2004   Change
--------------------  -------- ------- ------  -------- ------- ------

Gross written
 premium             $190,133 $161,626    18% $407,129 $357,577    14%
Net written premium    93,257   73,689    27%  210,347  169,624    24%

Revenues:
 Net earned premium    85,832   75,314    14%  163,370  149,489     9%
 Commission income      1,514    1,361    11%    2,784    2,488    12%
 Investment Income      8,961    6,625    35%   16,583   12,527    32%
 Net realized
  capital gains
  (losses)                416     (105)   NM       583      317    84%
 Other income             470      266    NM     1,367      394    NM
                      -------- --------        -------- --------
 Total revenues        97,193   83,461    16%  184,687  165,215    12%
                      -------- --------        -------- --------

Operating expenses:

 Net losses and loss
  adjustment
  expenses incurred    53,611   45,392    18%   99,832   89,144    12%
 Commission expense     9,242   10,040    -8%   18,846   21,068   -11%
 Other operating
  expenses             17,628   14,620    21%   35,072   28,052    25%
                      -------- --------        -------- --------
 Total operating
  expenses             80,481   70,052    15%  153,750  138,264    11%
                      -------- --------        -------- --------

Income before income
 taxes                 16,712   13,409    25%   30,937   26,951    15%
                      -------- --------        -------- --------

Income tax expense
 (benefit):
 Current                8,069    4,951    63%   13,241    9,958    33%
 Deferred              (2,637)    (579)   NM    (3,283)    (957)   NM
                      -------- --------        -------- --------
Income tax expense
 (benefit)              5,432    4,372    24%    9,958    9,001    11%
                      -------- --------        -------- --------

Net income           $ 11,280 $  9,037    25% $ 20,979 $ 17,950    17%
                      ======== ========        ======== ========

Per Share Data
--------------

Net income per common share:
 Basic               $   0.88 $   0.72    23% $   1.65 $   1.43    15%
 Diluted             $   0.88 $   0.71    23% $   1.64 $   1.42    16%

Average shares
 outstanding:
 Basic                 12,763   12,587          12,720   12,570
 Diluted               12,853   12,647          12,815   12,671

Underwriting Ratios
-------------------
Loss Ratio               62.5%    60.2%           61.1%    59.6%
Expense Ratio            29.1%    28.6%           30.2%    29.2%
                      -------- --------        -------- --------
Combined Ratio           91.6%    88.8%           91.3%    88.8%


Balance Sheet Data                            June 30, Dec. 31,
--------------------                            2005     2004
                                              -------- --------
Stockholders' equity                         $352,073 $328,578     7%
Book value per share                         $  27.55 $  25.96     6%



             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                               June 30,   December 31,
                                                 2005         2004
                                              -----------  -----------
                   ASSETS
Investments and cash:
 Fixed maturities, available-for-sale, at
  fair value (amortized cost: 2005,
  $784,211; 2004, $713,049)                  $   795,332  $   722,434
 Equity securities, available-for-sale, at
  fair value (cost: 2005, $18,869; 2004,
  $19,101)                                        20,453       21,170
 Short-term investments, at cost which
  approximates fair value                        130,474       96,653
 Cash                                             18,784       14,676
                                              -----------  -----------
  Total investments and cash                     965,043      854,933
                                              -----------  -----------

 Premiums in course of collection                178,864      176,720
 Commissions receivable                            3,903        3,062
 Prepaid reinsurance premiums                    152,798      130,761
 Reinsurance receivable on paid losses            38,026       20,955
 Reinsurance receivable on unpaid losses and
  loss adjustment expenses                       506,542      502,329
 Net deferred income tax benefit                  20,569       17,348
 Deferred policy acquisition costs                34,684       23,882
 Accrued investment income                         8,434        7,303
 Goodwill                                          5,104        5,282
 Other assets                                     13,905       14,103
                                              -----------  -----------

  Total assets                               $ 1,927,872  $ 1,756,678
                                              ===========  ===========


    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Reserves for losses and loss adjustment
  expenses                                   $ 1,005,838  $   966,117
 Unearned premium                                338,742      270,970
 Reinsurance balances payable                    160,695      143,427
 Federal income tax payable                        8,046        5,614
 Payable for securities purchased                  6,452        3,027
 Accounts payable and other liabilities           56,026       38,945
                                              -----------  -----------
  Total liabilities                            1,575,799    1,428,100
                                              -----------  -----------

Stockholders' equity:
 Preferred stock, $.10 par value, authorized
  1,000,000 shares, none issued                        -            -

 Common stock, $.10 par value, 20,000,000
  shares authorized for 2005 and 2004;
  issued and outstanding: 12,780,833 for
  2005 and 12,657,160 for 2004                     1,278        1,266
 Additional paid-in capital                      157,059      154,670
 Retained earnings                               184,316      163,337
 Accumulated other comprehensive income            9,420        9,305
                                              -----------  -----------
  Total stockholders' equity                     352,073      328,578
                                              -----------  -----------

  Total liabilities and stockholders' equity $ 1,927,872  $ 1,756,678
                                              ===========  ===========



             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:              Second Quarter             Six Months
                      ----------------         ----------------
Insurance Companies:   2005     2004   Change   2005     2004   Change
                      -------- ------- ------  -------- ------- ------
Marine               $ 60,132 $ 51,573    17% $128,416 $110,999    16%
Specialty              50,198   37,484    34%   93,147   71,714    30%
Professional
 Liability             21,250   18,227    17%   39,180   33,260    18%
Assumed from Lloyd's     (930)     288    NM      (805)   3,342    NM
Other (includes run-
 off)                      30       36    NM        30      122    NM
                      -------- --------        -------- --------
                      130,680  107,608    21%  259,968  219,437    18%
Lloyd's Operations:
Marine                 47,189   47,793    -1%  121,120  128,757    -6%
Professional
 Liability              1,587        -    NM     1,587        -    NM
Other                   9,771    6,515    50%   23,670   12,709    86%
                      -------- --------        -------- --------
                       58,547   54,308     8%  146,377  141,466     3%
Intercompany
 elimination              906     (290)   NM       784   (3,326)   NM
                      -------- --------        -------- --------
Total                $190,133 $161,626    18% $407,129 $357,577    14%
                      ======== ========        ======== ========

Net Written Premium:   Second Quarter             Six Months
                      ----------------         ----------------
Insurance Companies:    2005     2004  Change    2005     2004  Change
                      -------- ------- ------  -------- ------- ------
Marine               $ 26,464 $ 20,384    30% $ 56,811 $ 45,642    24%
Specialty              33,280   19,041    75%   69,678   39,552    76%
Professional
 Liability              7,831    6,903    13%   14,510   12,376    17%
Assumed from Lloyd's     (922)     229    NM      (796)   3,135    NM
Other (includes run-
 off)                      22        8    NM        53        5    NM
                      -------- --------        -------- --------
                       66,675   46,565    43%  140,256  100,710    39%
Lloyd's Operations:
Marine                 22,730   23,978    -5%   62,790   63,038     0%
Professional
 Liability                624        -    NM       624        -    NM
Other                   3,228    3,146     3%    6,677    5,876    14%
                      -------- --------        -------- --------
                       26,582   27,124    -2%   70,091   68,914     2%
                      -------- --------        -------- --------
Total                $ 93,257 $ 73,689    27% $210,347 $169,624    24%
                      ======== ========        ======== ========

Net Earned Premium:    Second Quarter             Six Months
                      ----------------         ----------------
Insurance Companies:   2005     2004   Change    2005     2004  Change
                      -------- ------- ------  -------- ------- ------
Marine               $ 23,330 $ 20,834    12% $ 43,209 $ 41,262     5%
Specialty              29,442   21,365    38%   49,464   42,904    15%
Professional
 Liability              6,990    4,697    49%   13,707    8,507    61%
Assumed from Lloyd's     (675)   4,878    NM        36   12,283    NM
Other (includes run-
 off)                      20        8    NM        54        8    NM
                      -------- --------        -------- --------
                       59,107   51,782    14%  106,470  104,964     1%
Lloyd's Operations:
Marine                 25,563   22,325    15%   55,190   42,843    29%
Professional
 Liability                166        -    NM       166        -    NM
Other                     996    1,207   -17%    1,544    1,682    -8%
                      -------- --------        -------- --------
                       26,725   23,532    14%   56,900   44,525    28%
                      -------- --------        -------- --------
Total                $ 85,832 $ 75,314    14% $163,370 $149,489     9%
                      ======== ========        ======== ========




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                            Quarter Ended
                            June 30, 2005
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other(1)    Total
                   ---------------------------------------------------
Gross premium
 written           $130,680  $  58,547             $    906  $190,133
Net premium
 written             66,675     26,582                    -    93,257

Revenues:
Net earned premium   59,107     26,725                    -    85,832
Commission income         -        359  $  11,431   (10,276)    1,514
Investment Income     7,485      1,454          1        21     8,961
Net realized
 capital gains /
 (losses)               681       (265)         -         -       416
Other income            209          1        260         -       470
                    --------  ---------  ---------  --------  --------
Total revenues       67,482     28,274     11,692   (10,255)   97,193
                    --------  ---------  ---------  --------  --------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses            38,682     14,929          -         -    53,611
Commission expense   13,868      4,833          -    (9,459)    9,242
Other operating
 expenses             2,009      4,310     11,163       146    17,628
                    --------  ---------  ---------  --------  --------
Total operating
 expenses            54,559     24,072     11,163    (9,313)   80,481
                    --------  ---------  ---------  --------  --------

Income (loss)
 before income tax
 expense (benefit)   12,923      4,202        529      (942)   16,712

Income tax expense
 (benefit)            4,045      1,471        245      (329)    5,432
                    --------  ---------  ---------  --------  --------
Net Income (loss)     8,878      2,731        284      (613)   11,280
                    ========  =========  =========  ========  ========

Loss and loss
 expenses ratio        65.4%      55.9%                         62.5%
Commission expense
 ratio                 23.5%      18.2%                         21.7%
Other operating
 expense ratio          3.4%      16.1%                          7.4%
                    --------  ---------                      --------
Combined ratio         92.3%      90.2%                         91.6%
                    ========  =========                      ========

Notes:
(1)Includes inter-segment eliminations.




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                            Quarter Ended
                            June 30, 2004
                          ($'s in thousands)


                    Insurance  Lloyd's   Navigators Parent &
                    Companies Operations  Agencies  Other(1)   Total
                    --------------------------------------------------
Gross premium
 written            $107,608  $  54,308             $  (290) $161,626
Net premium
 written              46,565     27,124                   -    73,689

Revenues:
Net earned premium    51,782     23,532                   -    75,314
Commission income          -        501  $   8,155   (7,295)    1,361
Investment Income      5,829        791          -        5     6,625
Net realized
 capital gains /
 (losses)                176       (281)         -        -      (105)
Other income              74          5        187        -       266
                     --------  ---------  ---------  -------  --------
Total revenues        57,861     24,548      8,342   (7,290)   83,461
                     --------  ---------  ---------  -------  --------

Operating expenses:
Net losses and loss
 adjustment
 expenses             32,558     12,834          -        -    45,392
Commission expense    13,242      4,093          -   (7,295)   10,040
Other operating
 expenses                989      3,193      9,093    1,345    14,620
                     --------  ---------  ---------  -------  --------
Total operating
 expenses             46,789     20,120      9,093   (5,950)   70,052
                     --------  ---------  ---------  -------  --------

Income (loss)
 before income tax
 expense (benefit)    11,072      4,428       (751)  (1,340)   13,409

Income tax expense
 (benefit)             3,543      1,550       (252)    (469)    4,372
                     --------  ---------  ---------  -------  --------
Net Income (loss)      7,529      2,878       (499)    (871)    9,037
                     ========  =========  =========  =======  ========

Loss and loss
 expenses ratio         62.9%      54.5%                        60.2%
Commission expense
 ratio                  25.6%      17.4%                        23.0%
Other operating
 expense ratio           1.9%      13.6%                         5.6%
                     --------  ---------                     --------
Combined ratio          90.4%      85.5%                        88.8%
                     ========  =========                     ========

Notes:
(1)Includes inter-segment eliminations.




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                           Six Months Ended
                            June 30, 2005
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other(1)    Total
                   ---------------------------------------------------
Gross premium
 written           $259,968  $ 146,377             $    784  $407,129
Net premium
 written            140,256     70,091                    -   210,347

Revenues:
Net earned premium  106,470     56,900                    -   163,370
Commission income         -        627  $  21,181   (19,024)    2,784
Investment Income    14,340      2,203          3        37    16,583
Net realized
 capital gains /
 (losses)               947       (364)         -         -       583
Other income            207        629        531         -     1,367
                    --------  ---------  ---------  --------  --------
Total revenues      121,964     59,995     21,715   (18,987)  184,687
                    --------  ---------  ---------  --------  --------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses            67,524     32,308          -         -    99,832
Commission expense   26,454      9,714          -   (17,322)   18,846
Other operating
 expenses             4,121      9,071     22,159      (279)   35,072
                    --------  ---------  ---------  --------  --------
Total operating
 expenses            98,099     51,093     22,159   (17,601)  153,750
                    --------  ---------  ---------  --------  --------

Income (loss)
 before income tax
 expense (benefit)   23,865      8,902       (444)   (1,386)   30,937

Income tax expense
 (benefit)            7,444      3,116       (117)     (485)    9,958
                    --------  ---------  ---------  --------  --------
Net Income (loss)  $ 16,421  $   5,786  $    (327) $   (901) $ 20,979
                    ========  =========  =========  ========  ========

Loss and loss
 expenses ratio        63.4%      56.8%                         61.1%
Commission expense
 ratio                 24.8%      17.1%                         22.1%
Other operating
 expense ratio          3.9%      15.9%                          8.1%
                    --------  ---------                      --------
Combined ratio         92.1%      89.8%                         91.3%
                    ========  =========                      ========

Notes:
(1)Includes inter-segment eliminations.




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                           Six Months Ended
                            June 30, 2004
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross premium
 written           $219,437  $ 141,466            $ (3,326) $357,577
Net premium
 written            100,710     68,914                   -   169,624

Revenues:
Net earned premium  104,964     44,525                   -   149,489
Commission income         -        563  $  16,087   (14,162)    2,488
Investment Income    11,313      1,195          3        16    12,527
Net realized
 capital gains          381        (64)         -         -       317
Other income             13          9        372         -       394
                    --------  ---------  ---------  --------  --------
Total revenues      116,671     46,228     16,462   (14,146)  165,215
                    --------  ---------  ---------  --------  --------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses            65,268     23,876          -         -    89,144
Commission expense   27,387      7,843          -   (14,162)   21,068
Other operating
 expenses             2,187      6,229     17,698     1,938    28,052
                    --------  ---------  ---------  --------  --------
Total operating
 expenses            94,842     37,948     17,698   (12,224)  138,264
                    --------  ---------  ---------  --------  --------

Income (loss)
 before income tax
 expense (benefit)   21,829      8,280     (1,236)   (1,922)   26,951

Income tax expense
 (benefit)            7,021      2,898       (392)     (526)    9,001
                    --------  ---------  ---------  --------  --------
Net Income (loss)  $ 14,808  $   5,382  $    (844) $ (1,396) $ 17,950
                    ========  =========  =========  ========  ========

Loss and loss
 expenses ratio        62.2%      53.6%                        59.6%
Commission expense
 ratio                 26.1%      17.6%                        23.6%
Other operating
 expense ratio          2.1%      14.0%                         5.6%
                    --------  ---------                     --------
Combined ratio         90.4%      85.2%                        88.8%
                    ========  =========                     ========

Notes:
(1)Includes inter-segment eliminations.





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                              Three Months Ended June 30, 2005
                     -------------------------------------------------
                      Net     Losses                  Combined Ratio
                      Earned  and LAE  Underwriting ------------------
Insurance Companies: Premium  Incurred   Expenses   Loss Expense Total
                     -------------------------------------------------
Marine               $23,330  $15,868       $5,592  68.0%  24.0% 92.0%
Specialty             29,442   18,922        8,901  64.3%  30.2% 94.5%
Professional
 Liability             6,990    5,031        1,926  72.0%  27.6% 99.6%
Assumed from Lloyd's    (675)    (888)         (16)   NM     NM    NM
Other (includes run-
 off)                     20     (251)        (526)   NM     NM    NM
                     -------------------------------------------------
                      59,107   38,682       15,877  65.4%  26.9% 92.3%
Lloyd's Operations    26,725   14,929        9,143  55.9%  34.3% 90.2%
                     -------------------------------------------------
Total                $85,832  $53,611      $25,020  62.5%  29.1% 91.6%
                     =================================================


                          Three Months Ended June 30, 2004
                     -------------------------------------------------
                       Net     Losses                 Combined Ratio
                      Earned  and LAE  Underwriting ------------------
Insurance Companies: Premium  Incurred   Expenses   Loss Expense Total
                     -------------------------------------------------
Marine               $20,834  $12,423       $5,660  59.6%  27.2% 86.8%
Specialty             21,365   14,485        5,877  67.8%  27.5% 95.3%
Professional
 Liability             4,697    2,832          969  60.3%  20.6% 80.9%
Assumed from Lloyd's   4,878    2,728        1,723  55.9%  35.3% 91.2%
Other (includes run-
 off)                      8       90            2    NM     NM    NM
                     -------------------------------------------------
                      51,782   32,558       14,231  62.9%  27.5% 90.4%
Lloyd's Operations    23,532   12,834        7,286  54.5%  31.0% 85.5%
                     =================================================
Total                $75,314  $45,392      $21,517  60.2%  28.6% 88.8%
                     =================================================




             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                              Six Months Ended June 30, 2005
                   ---------------------------------------------------
                     Net     Losses                 Combined Ratio
Insurance           Earned   and LAE  Underwriting -------------------
 Companies:         Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine              $43,209  $28,611      $11,112  66.2%   25.7% 91.9%
Specialty            49,464   30,455       15,751  61.6%   31.8% 93.4%
Professional
 Liability           13,707    9,471        3,927  69.1%   28.7% 97.8%
Assumed from
 Lloyd's                 36     (315)         306    NM      NM    NM
Other (includes
 run-off)                54     (698)        (521)   NM      NM    NM
                   ---------------------------------------------------
                    106,470   67,524       30,575  63.4%   28.7% 92.1%
Lloyd's Operations   56,900   32,308       18,785  56.8%   33.0% 89.8%
                   ---------------------------------------------------
Total              $163,370  $99,832      $49,360  61.1%   30.2% 91.3%
                   ===================================================


                             Six Months Ended June 30, 2004
                   ---------------------------------------------------
                     Net     Losses                 Combined Ratio
Insurance          Earned   and LAE  Underwriting -------------------
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine              $41,262  $24,469      $11,258  59.3%   27.3% 86.6%
Specialty            42,904   28,802       12,845  67.1%   30.0% 97.1%
Professional
 Liability            8,507    5,131        1,744  60.3%   20.5% 80.8%
Assumed from
 Lloyd's             12,283    6,945        3,722  56.5%   30.3% 86.8%
Other (includes
 run-off)                 8      (79)           5    NM      NM    NM
                   ---------------------------------------------------
                    104,964   65,268       29,574  62.2%   28.2% 90.4%
Lloyd's Operations   44,525   23,876       14,072  53.6%   31.6% 85.2%
                   ---------------------------------------------------
Total              $149,489  $89,144      $43,646  59.6%   29.2% 88.8%
                   ===================================================





             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Net Loss Reserves
                         ($'s in thousands)


                                              6/30/2005    12/31/2004
                                            ------------  ------------
Insurance Companies:
 Marine                                    $    137,852  $    130,439
 Specialty                                      167,846       150,347
 Professional Liability                          27,227        19,001
 Assumed from Lloyd's Operations                 32,119        37,790
 Other (primarily run-off business)              20,849        22,512
                                            ------------  ------------
 Total Insurance Companies                      385,893       360,089
                                            ------------  ------------
Lloyd's Operations:
 Marine                                         109,529        99,565
 Other                                            3,874         4,134
                                            ------------  ------------
 Total Lloyd's Operations                       113,403       103,699
                                            ------------  ------------

 Total net loss reserves                   $    499,296  $    463,788
                                            ============  ============

Total net case loss reserves               $    200,978  $    189,746
Total net IBNR loss reserves                    298,318       274,042
                                            ------------  ------------

 Total net loss reserves                   $    499,296  $    463,788
                                            ============  ============

                 Asbestos & Environmental Claim Data
                          ($'s in thousands)

                                         Six Months Ended
                                           June 30, 2005
                               Asbestos    Environmental     Total
                             ------------- ------------- -------------
Gross of Reinsurance
 Beginning reserve           $     78,421  $      7,513  $     85,934
 Incurred loss & LAE                  306         3,493         3,799
 Calendar year payments             3,984         2,114         6,098
                              ------------  ------------  ------------
 Ending reserves             $     74,743  $      8,892  $     83,635
                              ============  ============  ============

Net of Reinsurance
 Beginning reserve           $     31,394  $      1,494  $     32,888
 Incurred loss & LAE                  237         1,038         1,275
 Calendar year payments             1,440         1,022         2,462
                              ------------  ------------  ------------
 Ending reserves             $     30,191  $      1,510  $     31,701
                              ============  ============  ============

Outstanding Claim Count               136           105           241
                              ============  ============  ============



    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio
             Executive Vice President
             and Chief Financial Officer
             914-933-6088
             pmalvasio@navg.com
             www.navg.com